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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of THE SECURITIES
                                 EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)    October 23, 1997
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                            MADISON BANCSHARES GROUP, LTD.
                  --------------------------------------------------
                  (Exact name of registrant as specified in charter)



     Pennsylvania                     846809                  23-2512079
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
of Incorporation)                                         Identification Number)



   1767 Sentry Parkway West, Blue Bell, PA                     19422
   ---------------------------------------                     -----
    (Address of principle executive offices)                 (Zip Code)



        Registrant's telephone number, including area code    215-641-1111
                                                              ------------





                          This document consists of 4 pages
                           Exhibit Index appears at Page 3



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Item 5.  Other Events

         On October 21, 1997, the Board of Directors declared a stock dividend in the amount of twenty (20%) percent, payable in shares of the Registrant's common stock. Such dividend is payable on or about November 21, 1997 to holders of the Registrant's shares of Common Stock on November 7, 1997. No fractional shares will be issued in connection with such dividend.

         The Registrant issued a press release regarding such dividend on October 22, 1997, a copy of which is attached hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         Exhibit 99 - Press Release of the Registrant, dated October 22, 1997.


Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             MADISON BANCSHARES GROUP, LTD.



Date:  October 23, 1997           By:     /s/ E. Cheryl Hinkle
                                          -----------------------------
                                            Name: E. Cheryl Hinkle
                                            Title:   Vice President



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                                    EXHIBIT INDEX

Exhibit No.

    99        Press Release dated October 22, 1997.





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